Exhibit 10.39

THIRD AMENDMENT TO SUPPLY AGREEMENT

This Third Amendment to Supply Agreement (this “Amendment”) is dated the 4th day of May, 2005, and is attached to and made a part of the Supply Agreement dated as of April 2, 2003, as amended (the “Agreement”), among Midas International Corporation, a Delaware corporation (“MIC”), Parts Warehouse, Inc., a Delaware corporation (“PWI”) (collectively “Midas”), and AutoZone Parts, Inc., a Nevada corporation, successor by assignment to AutoZone, Inc. (“AutoZone”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The second recital of the Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, AutoZone and Midas desire to have AutoZone serve as (i) the exclusive supplier of Midas-brand Products (as hereinafter defined) to any and all current and future Midas shops, whether franchised or owned and operated by Midas or its affiliates, located in the United States (collectively, “Midas Shops”), (ii) the exclusively endorsed full-line automotive aftermarket parts supplier of non-Midas Stocking Products (as hereinafter defined) to franchised Midas Shops, (iii) a preferred supplier of Non-Stocking Products (as hereinafter defined) to Participating Midas Shops (as hereinafter defined), (iv) the exclusively endorsed supplier of Stocking Exhaust Products (as hereinafter defined) (other than Specialty Exhaust Products, as hereinafter defined) to franchised Midas Shops for purchase on a stocking basis, and (v) the exclusive full-line automotive aftermarket parts supplier of non-Midas Stocking Products and exclusive supplier of Stocking Exhaust Products (other than Specialty Exhaust Products) to Midas Shops owned and operated by Midas or its affiliates, all on the terms and subject to the conditions set forth herein; and”

2.	The first sentence of the first paragraph of Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Upon the terms and subject to the conditions set forth herein, Midas hereby appoints AutoZone to serve, during the Supply Term (as defined in Section 8 of this Agreement), as (i) the exclusive supplier of Midas-brand Products to Midas Shops, (ii) the exclusively endorsed full-line automotive aftermarket parts supplier of non-Midas Stocking Products to franchised Midas Shops, (iii) a preferred supplier of Non-Stocking Products to Participating Midas Shops, (iv) the exclusively endorsed supplier of Stocking Exhaust Products (other than Specialty Exhaust Products) to franchised Midas Shops for purchase on a stocking basis, and (v) the exclusive full-line automotive aftermarket parts supplier of non-Midas Stocking Products and exclusive supplier of

Stocking Exhaust Products (other than Specialty Exhaust Products) to Midas Shops owned and operated by Midas or its affiliates. For purposes of this Agreement, “Specialty Exhaust Products” shall mean all high-performance and specialty mufflers and exhaust components, including, without limitation, Flowmaster-brand exhaust products. The foregoing appointments as the exclusively endorsed full-line automotive aftermarket parts supplier of non-Midas Stocking Products to Midas Shops (clause (ii) above) and the exclusive full-line automotive aftermarket parts supplier of non-Midas Stocking Products to Midas Shops owned and operated by Midas or its affiliates (part of clause (v) above) shall be expressly contingent upon AutoZone’s pricing and service levels for such products remaining competitive in the market, as determined by Midas in its reasonable discretion; provided, however, that AutoZone shall have a period of thirty (30) days immediately after Midas notifies AutoZone of its election to rescind the two foregoing exclusive appointments to correct such pricing and/or service level issues to the reasonable satisfaction of Midas.”

3.	The following sentence shall be inserted after the second sentence of Subpart (i) of Subsection (a) of Section 2 of the Agreement:

“Notwithstanding anything contained herein or on Schedule 3 to the contrary, “Stocking Products” shall specifically exclude any Stocking Exhaust Products. Rather, AutoZone’s role as the exclusively endorsed supplier of Stocking Exhaust Products (other than Specialty Exhaust Products) is governed by the Exhaust Program (as defined and described in Subsection 2(c) below).”

4.	The last two sentences of Subpart (iii) of Subsection (a) of Section 2 of the Agreement are hereby deleted in their entirety and replaced with the following:

“AutoZone shall ensure that all Stocking Products are delivered on such equipment as is necessary to safely and legally unload the Stocking Product order from the equipment into the Midas Shop’s bays.”

5.	The following shall be inserted as a new second paragraph to Subpart (iv) of Subsection (a) of Section 2 of the Agreement:

“Notwithstanding the foregoing, following the date that the Exhaust Program is implemented in a particular Midas Shop, the minimum order requirement (for purposes of free freight) applicable to such Midas Shop under the Stocking Program shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] and the applicable delivery fee for orders failing to meet the minimum order requirement shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. In other words, from and after that date, AutoZone shall be responsible for the freight charges relating to all shipments made to such Midas Shop under the Stocking Program, but only to the extent that the Stocking Program order is greater than or equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in the aggregate and specifies delivery to a single Midas Shop location (or other mutually agreed location).

Such Midas Shop shall be charged a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] delivery fee on each Stocking Program order that does not meet the foregoing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] minimum requirement. Such freight charge will be added to the applicable Stocking Program order’s invoice. There will be no penalty or fee charged by AutoZone if a Midas Shop participating in the Stocking Program elects not to place a Stocking Program order on any particular order date or otherwise in accordance with its applicable order cycle.”

6.	Subpart (vii) of Subsection (a) of Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“(vii) Returns. (a) On a semiannual basis during the Supply Term, commencing with the second quarter of 2005, each Midas Shop shall be entitled to return to AutoZone for full credit an amount of undamaged Midas-brand Products and Stocking Exhaust Products (including Code 1 Inventory, as defined in Subsection 2(c)(x)(C) below), in original undamaged packaging, in a dollar amount up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of that Midas Shop’s total net Midas-brand Product and Stocking Exhaust Product purchases under the Stocking Program and the Exhaust Program during the previous four (4) calendar quarters. All returns of Midas-brand Products and Stocking Exhaust Products (including Code 1 Inventory) shall be picked up by the nearest local AutoZone Store (as hereinafter defined) or otherwise at AutoZone’s discretion, at no charge to the Midas Shop. For any Midas Shop that is not serviced by a local AutoZone Store, AutoZone shall provide a process whereby returns of Midas-brand Products and Stocking Exhaust Products (including Code 1 Inventory) can be made by the Midas Shop to its servicing AutoZone DC without charge to Midas or the applicable Midas franchisee.

(b)    In addition to and exclusive of the foregoing, AutoZone agrees that, effective as of May 1, 2005, each Midas Shop shall also be entitled to return to AutoZone, for full credit at the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] price from AutoZone and without limitation, all undamaged non-Midas Stocking Products and all non-exhaust Non-Stocking Products, in original undamaged packaging, purchased at any time during the Supply Term, but only to the extent that such products are then stocked, or normally stocked, by AutoZone in its retail outlets.

(c)    After the completion of the lift of the Code 2 Inventory (as defined in Subsection 2(c)(x)(B) of this Agreement) at a particular Midas Shop as described in Subsection 2(c)(x)(B) below, any and all Code 2 Inventory remaining at such Midas Shop shall no longer be eligible for return to AutoZone pursuant to this Agreement.”

7.	The following shall be inserted as a new Subpart (ix) of Subsection (a) of Section 2 of the Agreement:

“(ix) On or before September 1, 2005, AutoZone shall develop, implement, perform and complete a Midas Dealer Ride Control Changeover Program for the Midas System (the “Ride Control Program”). The Ride Control Program shall provide for (a) the elimination of Midas-brand and Evergard-brand shocks and struts (collectively, “Midas Shocks & Struts”) from the Midas System and (b) the replacement of the eliminated Midas Shocks & Struts with Gabriel-brand G-Force shocks and struts (collectively, “Gabriel Shocks & Struts”). The Gabriel Shocks & Struts shall initially have the same pricing as the eliminated Midas Shocks & Struts (although AutoZone shall thereafter have the right to adjust such pricing from time to time in accordance with Section 2(a)(v) of this Agreement). AutoZone shall provide each Midas Shop with two options under the Ride Control Program. Under the first option, a Midas Shop shall be entitled to have AutoZone [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. Under this option, a Midas Shop shall not be entitled to return to AutoZone for credit any remaining Midas Shocks & Struts in its inventory following the completion of the foregoing lift. Under the second option (i.e., for all Midas Shops not electing the first option), Midas Shops shall be entitled to a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] discount from AutoZone on all Gabriel Shocks & Struts purchased under the Stocking Program prior to December 31, 2005. Any Midas Shop choosing this option shall not be entitled to return any Midas Shocks & Struts to AutoZone. All other terms and conditions of the Ride Control Program shall be mutually agreed to by Midas and AutoZone.”

8.

Subpart (iv) of Subsection (b) of Section 2 of the Agreement is hereby amended by deleting from the end of the first sentence thereof the phrase “less a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] off-invoice allowance”.

9.	The following shall be inserted as a new Subsection (c) of Section 2 of the Agreement:

“(c)         Exhaust Program. The parties agree that a new exhaust program will be implemented under which AutoZone shall serve as the exclusively endorsed supplier of Stocking Exhaust Products (other than Specialty Exhaust Products) to franchised Midas Shops for purchase on a stocking basis and the exclusive supplier of Stocking Exhaust Products (other than Specialty Exhaust Products) to Midas Shops owned and operated by Midas or its affiliates (the “Exhaust Program”). The Exhaust Program will be implemented on a region-by-region basis, with each region being defined, for purposes of this Section 2(c), as a respective delivery area of an AutoZone DC (an “Exhaust Region”). Midas and AutoZone shall work together to complete the conversion of the entire Midas System to the new Exhaust Program by December 31, 2005. Accordingly, the Midas exhaust program currently in effect shall remain in place in each Exhaust Region until the completion of the conversion to the Exhaust Program in such Exhaust Region. The parties agree that, subject to the terms and conditions of this Agreement, Midas shall have and exercise ultimate control and sole decision-making authority with respect to all aspects of the implementation of the Exhaust Program and the transition of the Midas Shops thereto.

(i)	Stocking Exhaust Product Inventory. Under the Exhaust Program, Midas Shops shall be entitled to place, in the manner described in Subsection 2(c)(ii) below,

and AutoZone shall receive and fill, orders for such types and quantities of Stocking Exhaust Products as the Midas Shop may require from time to time during the Supply Term to be delivered, in the manner described in Subsection 2(c)(iii) below, on a weekly basis (or otherwise as mutually agreed). For purposes of this Agreement, “Stocking Exhaust Products” shall mean the complete line of exhaust SKUs manufactured or offered for sale from time to time by ArvinMeritor, Inc. (“Arvin”) and/or such other exhaust manufacturer(s) or vendor(s) as AutoZone may hereafter select; provided, however, that such other exhaust manufacturer(s) and/or vendor(s) carry substantially the same depth and breadth of exhaust SKUs as carried by Arvin.

(ii)

Orders. Each Midas Shop shall have the right to place Exhaust Program orders with AutoZone on a weekly basis (or on a scheduled semi-weekly or bi-weekly basis if mutually agreed to by AutoZone and the applicable Midas Shop). Each Midas Shop shall be informed of its scheduled delivery time and date, and the date and time after which any Exhaust Program orders received from a Midas Shop will not be shipped with the next shipment (the “Exhaust Order Cut-Off Time”). The scheduled delivery time and date and the Exhaust Order Cut-Off Time may be adjusted by AutoZone from time to time in its sole discretion upon prior written notice to the affected Midas Shop. Exhaust Program orders shall be placed by Midas Shops, and processed by AutoZone, separately from Stocking Program orders.

(iii)

Delivery. AutoZone shall make deliveries under the Exhaust Program on a scheduled weekly basis (or on a scheduled semi-weekly or bi-weekly basis if mutually agreed to by AutoZone and the applicable Midas Shop). Exhaust Program orders shall be shipped by AutoZone separately from Stocking Program orders. Delivery shall be made to the location of the Midas Shop placing the order (or such other location(s) as may be mutually agreed to between AutoZone and Midas or the Midas franchisee). The frequency of Exhaust Program deliveries for a particular Midas Shop (or other specified location) shall be weekly, unless mutually agreed otherwise between AutoZone and Midas or the applicable Midas franchisee. Subject to Section 14(a) of this Agreement, AutoZone shall deliver (either directly through the use of AutoZone’s own fleet or through third party carriers) all orders under the Exhaust Program in accordance with Schedule 5.1 attached hereto and incorporated herein by reference. For those Midas Shops that are not listed on Schedule 5.1 hereto, AutoZone shall deliver (either directly through the use of AutoZone’s own fleet or through third party carriers) all orders under the Exhaust Program in accordance with the following timetable:

AutoZone DC servicing Midas Shop	Delivery Requirement from Exhaust Order Cut-Off Time
Lavonia, GA	2-3*
Lexington, TN	2-3*
Danville, IL	3-4*
Zanesville, OH	2-3*
Lafayette, LA	2-4*
Dallas, TX	3-4*
Phoenix, AZ	4*
Ontario, CA (excl. Alaska and Hawaii)	3-5*
Ontario, CA (Alaska and Hawaii only)	8*

*	Based on business days. Delivery must be made by 5:00 p.m. local time on the scheduled delivery date.

Such deliveries shall occur during the applicable Midas Shop’s (or other specified location’s) normal hours of operation. Midas Shops may also have the option of receiving Stocking Program orders on a night drop delivery basis, if agreed to by AutoZone. AutoZone shall use commercially reasonable efforts to establish a Stocking Program delivery schedule that is compatible with, and takes into account, the business needs of Midas, the applicable Midas franchisee and AutoZone. AutoZone shall ensure that all Stocking Exhaust Products are delivered on such equipment as is necessary to safely and legally unload the Stocking Exhaust Product order from the equipment into the Midas Shop’s bays.

(iv)	Freight Terms. Exhaust Program orders placed by Midas Shops participating in the Exhaust Program shall be subject to the following freight terms:

Exhaust Program Order Total	Freight Terms
Less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	Exhaust Program order will be shipped freight collect, with a shipping fee of no more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	Exhaust Program order will be charged a shipping fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the Exhaust Program order invoice total.

Equal to or greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	Exhaust Program order shipped freight prepaid.

*    The shipping fee cap may be adjusted by AutoZone from time to time in its reasonable discretion to account for inflation and fuel cost increases.

Midas Shops participating in the Exhaust Program shall be entitled to combine Exhaust Program orders for delivery to a single Midas Shop, with AutoZone providing separate billing for each Midas Shop participating in the combined order, and with the applicable freight charge determined based upon the value of the combined order total. This option shall be made available not only to Midas Shops that are under common ownership, but also to Midas Shops that are not under common ownership. Midas Shops selecting this option shall be responsible for the delivery of individual orders to the applicable Midas Shops.

There will be no penalty or fee charged by AutoZone if a Midas Shop participating in the Exhaust Program elects not to place an Exhaust Program order on any particular order date or otherwise in accordance with its applicable order cycle.

(v)

Pricing. AutoZone shall provide the Midas Shops with competitive pricing on Stocking Exhaust Products. AutoZone’s pricing on Stocking Exhaust Products to Midas Shops participating in the Exhaust Program shall be no greater than (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], in the case of Stocking Exhaust Products purchased on a stocking basis at any time during the term of this Agreement, and (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], in the case of Stocking Exhaust Products purchased on a hot shot basis during the one (1) year period commencing on May 1, 2005, and ending on April 30, 2006. For purposes of this Agreement, “Arvin Base” shall be defined as Arvin’s published base price for the Stocking Exhaust Products.

Notwithstanding the foregoing, in the event that (a) there is a material change in AutoZone’s cost of servicing the Exhaust Program hereunder, (b) Arvin discontinues publishing the Arvin Base for any reason, including, without limitation, cessation of business bankruptcy, merger or acquisition, or (c) AutoZone selects a vendor other than Arvin for the Exhaust Program for any reason, the parties shall negotiate in good faith, during a period of thirty (30) days after AutoZone notifies Midas of such circumstances (such notification to be no greater than five (5) days after the occurrence of such event), to reach agreement on any new terms precipitated by the change (including, without limitation, pricing). If an agreement is not reached by the parties within such period, either party shall have the right to terminate the Exhaust Program upon ten (10) days’ prior written notice to the other.

(vi)

Hot Shot Deliveries. Stocking Exhaust Products shall also be made available to certain Midas Shops by AutoZone under the Hot Shot Program described in Section 2(b) of this Agreement. Those Midas Shops to which AutoZone is commercially able to make same-day deliveries from the twenty-five (25) AutoZone hub stores listed on Schedule 5.2 attached hereto and incorporated herein by reference shall be entitled to purchase Stocking Exhaust Products under the Hot Shot Program. AutoZone shall expand the sale of Stocking Exhaust

Products under the Hot Shot Program (“Exhaust Hot Shot Coverage”) to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] additional AutoZone hub stores to be determined by AutoZone (the “Initial Expansion”), and may expand Exhaust Hot Shot Coverage to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] additional AutoZone hub stores on the following basis: if AutoZone determines that Exhaust Hot Shot Coverage meets AutoZone’s internal criteria for return on investment in all of the stores in the Initial Expansion, AutoZone will add Exhaust Hot Shot Coverage in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] additional AutoZone hub stores to be determined by AutoZone (the “Second Expansion”); and if AutoZone determines that Exhaust Hot Shot Coverage meets AutoZone’s internal criteria for return on investment in all stores in the Second Expansion, AutoZone will add Exhaust Hot Shot Coverage in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] additional AutoZone hub stores to be determined by AutoZone (the “Third Expansion”). AutoZone reserves the right (a) to determine, in its sole discretion, whether the Exhaust Hot Shot Coverage in any AutoZone hub store meets AutoZone’s internal criteria for return on investment, and (b) to eliminate Exhaust Hot Shot Coverage in any AutoZone hub store where such criteria are not met.

Notwithstanding the foregoing, commencing with the second quarter of 2006, AutoZone shall be required to pay to MIC a penalty (the “Hub Store Penalty”) for each quarter in which AutoZone operates, on a continuous basis, fewer than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] AutoZone Exhaust Hub Stores (as hereinafter defined). For purposes of this Agreement, “AutoZone Exhaust Hub Store” shall mean an AutoZone hub store located within the U.S. which continuously maintained (and made available to Midas Shops for purchase under the Hot Shot Program) during the quarter in question an inventory of Stocking Exhaust Products covering no less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] complete exhaust systems. The Hub Store Penalty shall be due and payable within thirty (30) calendar days after the end of the quarter to which such payment relates, and shall be calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION].

(vii)

Invoices and Payment Terms. Unless otherwise agreed between AutoZone and Midas or the applicable Midas franchisee, AutoZone shall invoice each Midas Shop separately for its purchases under the Exhaust Program. In addition, Exhaust Program orders shall be invoiced by AutoZone separately from Stocking Program orders. The payment terms for each Midas Shop under the Exhaust Program shall be the same as those provided to such Midas Shop under the Stocking Program.

(viii)

Returns. The right of each Midas Shop participating in the Exhaust Program to return Stocking Exhaust Products to AutoZone is included within the Stocking Program’s return program described in Subsection 2(a)(vii) above.

(ix)

Performance Guarantees. Except as provided below and subject to Section 14(a) of this Agreement, AutoZone shall guarantee that each Exhaust Program order placed by a Midas Shop before the Exhaust Order Cut-Off Time is delivered by 5:00 p.m. local time in accordance with the timetable set forth in Schedule 5.1 hereto or in Subsection 2(c)(iii) above, as applicable. In the event that an Exhaust Program order placed by a Midas Shop is either not delivered or delivered after the applicable guaranteed delivery time referenced above, the Midas Shop will be paid by AutoZone [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the dollar amount of the Exhaust Program order in question. The foregoing shall be the sole remedy of any Midas Shop for the failure of AutoZone to deliver an Exhaust Program order to such Midas Shop within the above-referenced guaranteed delivery time. In addition, notwithstanding the foregoing, the parties agree that AutoZone shall not be required to pay the foregoing penalties under the Exhaust Program to a particular Midas Shop until such time as the Exhaust Program has been implemented in such Midas Shop. Any Exhaust Program order shipped by AutoZone with a fill rate of less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] will be subject to the foregoing penalty, regardless of the time of delivery.

Any penalty imposed upon AutoZone pursuant to this Section 2(c)(ix) shall be paid at the end of the applicable calendar quarter by AutoZone to Midas or the applicable Midas franchisee in the form of a credit against future purchases under the Exhaust Program or in cash if so requested by Midas or the applicable Midas franchisee. Notwithstanding the foregoing, the performance guarantees and penalties stated above shall not include (AA) any order by any Midas Shop that exceeds such Midas Shop’s average Exhaust Program order over the trailing two calendar quarters by more than 100% in dollar value, or (BB) any order for Stocking Exhaust Products necessary for the fulfillment of any promotion or event (other than local promotions and events) promoted by Midas or any of its franchisees for which AutoZone does not have adequate in-stock quantities of such Stocking Exhaust Products, but only to the extent that Midas has not provided AutoZone with at least ninety (90) calendar days’ prior written notice of such promotion or event and to the extent that the forecast of demand created by the promotion or event (as determined in the manner provided below) is not exceeded by 10%. Midas shall provide to AutoZone the prior twelve (12) months’ promotion event calendar relating to Stocking Exhaust Products and the demand driven by such events. Midas and AutoZone shall mutually agree on a forecast for each promotion or event.

(x)	Product Lift and Re-Labeling. As part of the implementation of the Exhaust Program, AutoZone shall (a) issue a credit to each Midas Shop in order to purchase Start-Up Inventory (as hereinafter defined), (b) perform an inventory lift of the Midas Shops’ Code 2 Inventory, and (c) provide labels for the re-labeling of the Midas Shops’ Code 1 Inventory.

A.        Start-Up Inventory Credit. Concurrently with the shipping and billing of a particular Midas Shop’s Initial Order(s) (as hereinafter defined), AutoZone shall issue a credit to such Midas Shop to be used to place such Initial Order(s) from AutoZone (collectively, “Start-Up Inventory”). The amount of credit to be issued to each Midas Shop for Start-Up Inventory shall be determined as follows:

Midas Shop’s Annual Net Stocking Exhaust Product Purchases from AutoZone during Calendar Year 2004	Start-Up Inventory Credit Provided
Less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

The Start-Up Inventory will be valued at no greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION].

Each Midas Shop will be required to place initial orders with AutoZone for Stocking Exhaust Products (each an “Initial Order”), in an aggregate amount equal to at least the Start-Up Inventory credit to be issued by AutoZone to the Midas Shop pursuant hereto as follows: one Initial Order in the case of Midas Shops receiving [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in Start-Up Inventory credit, up to two Initial Orders in the case of Midas Shops receiving [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in Start-Up Inventory credit (with the second Initial Order to be placed within three (3) months of the first Initial Order), or up to three Initial Orders in the case of Midas Shops receiving in Start-Up Inventory credit (with the second and third Initial Orders to be placed within three (3) months of the first Initial Order). A Midas Shop shall have the right to specify which order(s) placed under the Exhaust Program constitute its Initial Order(s) under this Subsection 2(c)(x)(A). In addition, each Midas Shop shall have the discretionary right to determine the appropriate mix of Stocking Exhaust Products for its Start-Up Inventory. All Start-Up Inventory credits must be used by the Midas Shops for Initial Orders under the Exhaust Program. Any Start-Up Inventory credits which are not used for Initial Orders under the Exhaust Program shall be forfeited.

AutoZone, Arvin and Midas shall work together to develop a menu of recommended Stocking Exhaust Product inventory packages for the Midas Shops to use in developing their Initial Order(s). If a Midas Shop does not elect to order using the inventory package recommendations, the Midas Shop will be allowed to order from a list of SKUs that will be developed jointly by AutoZone, Arvin and Midas.

B.        Code 2 Inventory Removal. At the time of the Exhaust Program’s implementation in a particular Midas Shop, AutoZone shall, at its own expense, perform a removal of current and non-obsolete exhaust products that are (a) held in the inventory of such Midas Shop at the time of its scheduled removal and (b) not directly interchangeable with the exhaust products then supplied by Arvin (collectively, “Code 2 Inventory”). Code 1 Inventory shall not be eligible for such removal. AutoZone acknowledges that the Code 2 Inventory may consist of items that are acquired by the Midas Shop after the date hereof. AutoZone shall coordinate the timing and mechanics of such removal with Midas or the applicable Midas franchisee. Neither AutoZone nor the Midas Shops shall be required to pay any fee to the other in connection with the removal of Code 2 Inventory pursuant to this Subsection 2(c)(x)(B).

If a Midas Shop participates in any other third party exhaust vendor’s lift or removal program with respect to its Code 2 Inventory prior to or during the Exhaust Program’s implementation in such Midas Shop, the Midas Shop will not be eligible for the Start-Up Inventory credit described hereinabove.

Initial Orders will be delivered by AutoZone to each Midas Shop at a scheduled time to be mutually agreed upon between AutoZone and Midas or the applicable Midas franchisee, with the lift of such Midas Shop’s Code 2 Inventory to occur at a scheduled time thereafter also to be mutually agreed upon between AutoZone and Midas or the applicable Midas franchisee. Following the completion of the Code 2 Inventory lift at a particular Midas Shop, such Midas Shop shall not be permitted to return to AutoZone any of its remaining Code 2 Inventory.

Except as expressly provided in Subsection 2(c)(x)(A) above, neither the lifted Code 2 Inventory nor the Initial Order(s) will be eligible for any discounts, rebates or allowances.

C.        Code 1 Inventory Re-Labeling. In addition to the Code 2 Inventory lift described above, at the time of the Exhaust Program’s implementation in a particular Midas Shop, AutoZone shall, at its own expense, provide labels for the re-labeling of exhaust products that are (a) held in the inventory of such Midas Shop at the time of its scheduled re-labeling and (b) directly interchangeable with the exhaust products then supplied by Arvin (collectively, “Code 1 Inventory”). AutoZone shall provide to each Midas Shop, at no additional cost, a sufficient quantity of labels from Arvin in order to re-label the Code 1 Inventory to make the labeling of such product compatible with the exhaust products then supplied by Arvin. In all other respects, the Midas Shops will be responsible for properly re-labeling the Code 1 Inventory. AutoZone acknowledges that the Code 1 Inventory may consist of items that are acquired by the Midas Shop after the date hereof. AutoZone shall coordinate with Midas or the applicable Midas franchisee for the shipping of labels to coincide with the timing of such re-labeling.”

10.	Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a)        Midas. In consideration of the agreements of Midas contained herein, for the period commencing on the date hereof and ending on termination or expiration of this Agreement, AutoZone shall pay to MIC, on a monthly basis, an allowance on all purchases of Stocking Products, Non-Stocking Products and Stocking Exhaust Products (calculated net of returns, rebates, and allowances, and excluding purchases of oil, antifreeze, Freon, tools, equipment and Procured Parts) made by Midas Shops (including company-owned Midas Shops), whether under the Stocking Program, the Hot Shot Program, or the Exhaust Program during the month in question (the “Monthly Allowance”). During the period commencing on the date of this Agreement and ending on April 30, 2005, the Monthly Allowance percentage shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. During the period commencing on May 1, 2005, and ending on April 30, 2006, the Monthly Allowance percentage shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. During the period commencing on May 1, 2006, and ending on the date of termination or expiration of this Agreement, the Monthly Allowance percentage shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. Each Monthly Allowance shall be due and payable within thirty (30) calendar days after the end of the month to which such payment relates.

(b)        Midas Shops. AutoZone shall pay to the respective Midas Shop, on a quarterly basis for each quarter during the Supply Term, a rebate on all Product purchases (calculated net of returns, rebates, and allowances, and excluding purchases of oil, antifreeze, Freon, tools, equipment and Procured Parts) made by such Midas

Shop under the Hot Shot Program during the quarter in question. This rebate will be calculated as follows:

Previous Quarter’s Average Weekly Purchases*	Current Quarter’s Rebate Percentage
Less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
Equal to or greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

*

The Previous Quarter’s Average Weekly Purchases is calculated by adding the Stocking Product purchases, the Non-Stocking Product purchases, and the Stocking Exhaust Product purchases made by a Midas Shop during the previous quarter (calculated net of returns, rebates, and allowances, and excluding purchases of oil, antifreeze, Freon, tools, equipment and Procured Parts) and dividing the sum by the number of weeks in the previous quarter.

This quarterly rebate will be based on payments actually received by AutoZone and will only be paid to Midas Shops whose AutoZone accounts are current and in good standing at the end of each applicable quarter.

11.	The following sentence shall be inserted at the end of Section 8 of the Agreement:

“For purposes of the Exhaust Program, the Supply Term shall apply on a Midas Shop-by-Midas Shop basis, with the applicable commencement date being the date that the conversion to the Exhaust Program is completed with respect to such Midas Shop.”

12.

Each of the parties hereto hereby represents and warrants that it has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the obligations under this Amendment and the Agreement. Each party has taken all necessary corporate action to authorize the execution of this Amendment.

13.

The attached Schedule 5.1 and Schedule 5.2 are hereby incorporated into the Agreement by reference. Accordingly, references to such Schedules are hereby added to the “List of Schedules and Exhibits” appearing at the end of the Agreement.

14.

This Amendment shall take precedence in the event any terms and conditions of the Agreement or any other currently existing amendment or addendum thereto conflicts herewith. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Supply Agreement as of the date first above written.

AUTOZONE PARTS, INC.	MIDAS INTERNATIONAL CORPORATION
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:
AUTOZONE PARTS, INC.	PARTS WAREHOUSE, INC.
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

SCHEDULE 5.1

Exhaust Program Delivery Times

See Attached Spreadsheet

SCHEDULE 5.2

Initial AutoZone Hub Stores Participating in

Hot Shot Program for Stocking Exhaust Products

Store #	Address	City	State
5121	300 NORTH AVE	BRIDGEPORT	CT
5152	136 ELM ST LINE PLAZA	ENFIELD	CT
1217	13903 WEST DIXIE HWY	NORTH MIAMI	FL
5247	255 W TOUHY AVE	CHICAGO	IL
5249	3577 W GRAND AVE	CHICAGO	IL
2672	435 N BOLINGBROOK	BOLINGBROOK	IL
2598	2804 LINCOLNWAY E	MISHAWAKA	IN
1628	7710 PARALLEL PKWY	KANSAS CITY	KS
1297	10908 DIXIE HWY	LOUISVILLE	KY
5016	500 NEW STATE HWY	RAYNHAM	MA
5003	160 WASHINGTON ST	SOMERVILLE	MA
1837	7755 LANDOVER ROAD	LANDOVER	MD
5255	5316 YORK RD	BALTIMORE	MD
2256	1555 FORT ST	LINCOLN PARK	MI
286	10871 NEWHALL FERRY	ST LOUIS	MO
5261	977 BLOOMFIELD AVE	CLIFTON	NJ
5110	1110 ULSTER AVE	KINGSTON	NY
5283	1295 DEER PARK AVE	N BABYLON	NY
1791	103 2ND ST	ELYRIA	OH
1795	2940 W SYLVANIA AV	TOLEDO	OH
1849	725 N. HANOVER ST	CARLISLE	PA
5293	8966 FRANKFORD AVE	PHILADELPHIA	PA
1808	106 S WATER AVE	SHARON	PA
9801	4394 SUMMER AVE	MEMPHIS	TN
982	7623 GRANBY	NORFOLK	VA